Exhibit 10.1
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) made as of December 9, 2009 by and among Encore Acquisition Company, a Delaware corporation (the “Borrower”), Encore Operating, L.P., a Texas limited partnership (“Operating”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer (the “L/C Issuer”), and the Lenders party to the Original Agreement defined below (the “Lenders”).
W I T N E S S E T H:
     WHEREAS, the Borrower, Operating, the Administrative Agent, the L/C Issuer, the Co-Syndication Agents and Co-Documentation Agents named therein and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of March 7, 2007 (as heretofore amended, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the L/C Issuer became obligated to issue Letters of Credit to the Borrower and the Lenders became obligated to make loans to the Borrower as therein provided; and
     WHEREAS, the Borrower, Operating, the Administrative Agent, the L/C Issuer and the Lenders party hereto desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders and the L/C Issuer to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
     “Amendment” means this Fourth Amendment to Amended and Restated Credit Agreement.
     “Amendment Documents” means this Amendment, the Consent and Agreement of the Guarantors relating to this Amendment and all other documents or instruments delivered in connection herewith or therewith.
     “Credit Agreement” means the Original Agreement as amended hereby.
[Fourth Amendment to Amended and Restated Credit Agreement]

ARTICLE II.
AMENDMENT TO ORIGINAL AGREEMENT
     Section 2.1. Amendment to Schedule. Schedule 2.01 of the Original Agreement is hereby amended in its entirety and replaced with Schedule 2.01 attached hereto.
     Section 2.2. Borrowing Base. The Borrower, the Administrative Agent and the Lenders agree that from the Effective Date (as defined below) until the next redetermination or adjustment thereof, the Borrowing Base shall be $925,000,000.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective when and only when the Administrative Agent shall have received executed counterparts of this Amendment (or a consent to this Amendment) from one hundred percent (100%) of the Lenders and the following conditions precedent has been satisfied (the date such conditions are so satisfied herein called the “Effective Date”):
     (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent:
     (i) counterparts of the Amendment Documents executed by the applicable Credit Parties sufficient in number for distribution to the Administrative Agent and the Borrower;
     (ii) a certificate on behalf of each Credit Party certifying that none of the resolutions, incumbency certificates, organizational documents and/or certificates of Responsible Officers of each Credit Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which such Credit Party is a party have been amended or are otherwise inaccurate since they were delivered.
     (b) Any fees required to be paid on or before the Effective Date shall have been paid.
     (c) Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
[Fourth Amendment to Amended and Restated Credit Agreement]

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ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce the L/C Issuer and each Lender to enter into this Amendment, the Borrower and Operating represent and warrant to the L/C Issuer and each Lender that the representations and warranties contained in Article V of the Original Agreement or any other Loan Document are true and correct in all material respects on the Effective Date (including, for all purposes, after giving effect to the Amendment Documents as “Loan Documents” referred to therein), except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, or any other Loan Document.
     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Loan Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of such Loan Party under this Amendment and under the Credit Agreement.
     Section 5.3. Provisions Relating to Commitments. From and after the Effective Date, the Lenders shall have the respective Commitments as set forth on Schedule 2.01 attached hereto as Exhibit A. The Lenders and the Borrower hereby authorize the Administrative Agent to request borrowings from the Lenders, to make prepayments of Loans and to reduce commitments under the Credit Agreement among the Lenders in order to ensure that, upon the effectiveness of this Amendment, the Loans of the Lenders shall be outstanding on a ratable basis in accordance with their respective Applicable Percentages (after giving effect to this Amendment) and that the Commitments shall be as set forth on Schedule 2.01 as amended hereby and no such borrowing,
[Fourth Amendment to Amended and Restated Credit Agreement]

3

prepayment or reduction shall violate any provisions of the Credit Agreement or this Amendment. The Lenders hereby confirm that, from and after the Effective Date, all participations of the Lenders in respect of Letters of Credit outstanding hereunder pursuant to Section 2.03(c) shall be based upon the Applicable Percentages of the Lenders (after giving effect to this Amendment).
     Section 5.4. Loan Documents. This Amendment is and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.
     Section 5.5. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Credit Agreement.
     Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
[The remainder of this page has been intentionally left blank.]
[Fourth Amendment to Amended and Restated Credit Agreement]

4

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ACQUISITION COMPANY

By:	/s/ Robert C. Reeves

Robert C. Reeves,
Senior Vice President, Chief Financial Officer and Treasurer

ENCORE OPERATING, L.P.
By:	EAP Operating, LLC., its sole general partner

By:	/s/ Robert C. Reeves

Robert C. Reeves,
Senior Vice President, Chief Financial Officer and Treasurer
[Signature Page to Forth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and a Lender

By:	/s/ Jeffrey H. Rathkamp

Jeffrey H. Rathkamp
Managing Director
[Signature Page to Forth Amendment to Credit Agreement]

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Charles D. Kirkham
	Name:	Charles D. Kirkham
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Michaela Braun
	Name:	Michaela Braun
	Title:	Vice President

By:	/s/ Chad Clark
	Name:	Chad Clark
	Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:	/s/ James Whitmore
	Name:	James Whitmore
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

GE BUSINESS FINANCIAL SERVICES INC. FKA MERRILL LYNCH BUSINESS FINANCIAL SERVICES, as a Lender

By:	/s/ Carl Peterson
	Name:	Carl Peterson
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Carl Peterson
	Name:	Carl Peterson
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Lucy Walker
Lucy Walker
Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ V. Mark Fuqua
	Name:	V. Mark Fuqua
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Angela McCracken
	Name:	Angela McCracken
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

NATIXIS, as a Lender

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Director

By:	/s/ Timothy Polvado
Timothy Polvado
Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	General Manager

[Signature Page to Fourth Amendment to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Charles D. Kirkham
	Name:	Charles D. Kirkham
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

BANK OF SCOTLAND, as a Lender

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

DNB NOR BANK ASA, as a Lender

By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

By:	/s/ Kristin Riise
	Name:	Kristin Riise
	Title:	First Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

UNION BANK, N.A., as a Lender

By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

THE FROST NATIONAL BANK, as a Lender

By:	/s/ Alex G. Zemkoski
	Name:	Alex G. Zemkoski
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/ Ian Schottlaender
	Name:	Ian Schottlaender
	Title:	Managing Director

By:	/s/ Philip Juskowicz
	Name:	Philip Juskowicz, CFA
	Title:	Associate Director

[Signature Page to Fourth Amendment to Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

MIDFIRST BANK, as a Lender

By:	/s/ Shawn D. Brewer
	Name:	Shawn D. Brewer
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[Signature Page to Fourth Amendment to Credit Agreement]

RZB FINANCE LLC, as a Lender

By:	/s/ Shirley Ritch
	Name:	Shirley Ritch
	Title:	Vice President

By:	/s/ Nicolas M. Moriatis
	Name:	Nicolas M. Moriatis
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

STERLING BANK, as a Lender

By:	/s/ Jeff Forbis
	Name:	Jeff Forbis
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

[Fourth Amendment]
Consent and Agreement to Fourth Amendment to
Amended and Restated Credit Agreement dated as of December 9, 2009
     The undersigned each hereby (a) consents to the provisions of the Fourth Amendment and the transactions contemplated herein and hereby, (b) ratifies and confirms the Amended and Restated Guaranty dated as of March 7, 2007 made by it in favor of Bank of America, N.A., as the Administrative Agent, as such Guaranty has been supplemented, and the other Loan Documents to which it is a party and (c) agrees that its obligations and covenants under the Loan Documents are unimpaired hereby and shall remain in full force and effect.

EAP OPERATING, LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

ENCORE OPERATING LOUISIANA, LLC
By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Treasurer, and Secretary

EAP PROPERTIES, INC.
By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

[Consent and Agreement]

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$78,184,728	6.254778240%
Wachovia Bank, N.A.	$62,272,727	4.981818160%
Fortis Capital Corp.	$62,272,727	4.981818160%
BNP Paribas	$62,272,727	4.981818160%
Calyon New York Branch	$65,675,676	5.254054080%
General Electric Capital Corporation	$28,773,115	2.301849200%
GE Business Financial Services, Inc.	$28,773,115	2.301849200%
Comerica Bank	$43,624,402	3.489952160%
DnB NOR Bank ASA	$49,043,385	3.923470800%
Sumitomo Mitsui Banking Corp.	$43,624,402	3.489952160%
Union Bank, N.A.	$43,624,402	3.489952160%
U.S. Bank National Association	$43,624,402	3.489952160%
Wells Fargo Bank, N.A.	$43,624,402	3.489952160%
Compass Bank	$40,980,861	3.278468880%
Bank of Scotland	$40,789,474	3.263157920%
Natixis	$40,789,474	3.263157920%
The Royal Bank of Scotland plc	$36,379,801	2.910384080%
SunTrust Bank	$43,136,558	3.450924640%
Scotiabanc Inc.	$36,379,801	2.910384080%
Mizuho Corporate Bank, Ltd.	$30,405,405	2.432432400%
The Frost National Bank	$32,458,134	2.596650720%
Royal Bank of Canada	$32,458,134	2.596650720%
Allied Irish Bank plc	$28,773,115	2.301849200%
BMO Capital Markets Financing, Inc.	$28,773,115	2.301849200%
KeyBank National Association	$28,773,115	2.301849200%
JPMorgan Chase Bank, N.A.	$54,018,492	4.321479360%
WestLB AG, New York Branch	$21,347,795	1.707823600%
MidFirst Bank	$6,756,757	0.540540560%
UBS Loan Finance LLC	$18,776,671	1.502133680%
Sterling Bank	$21,052,632	1.684210560%
RZB Finance LLC	$18,776,671	1.502133680%
Capital One, N.A.	$33,783,785	2.702702800%

Total	$1,250,000,000	100.000000000%

[Exhibit A — Schedule 2.01]